PROSPECTUS SUPPLEMENT -- Dec. 23, 2003*

AXP(R) Large Cap Value Fund ("Fund") (Sept. 29, 2003) S-6246-99 D


Effective Dec. 23, 2003, the sales charge for Class A shares is waived for purchases made by an investment portfolio of the State of New York's 529 College Savings Program Advisor Plan.








S-6246-2 A (12/03)

* Valid until next prospectus update
Destroy Sept. 29, 2004